FEDERATED CAPITAL INCOME FUND, INC.

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2002

     Please   consider  the  following  items  when  reading  the  Statement  of
Additional Information dated April 30, 2002:

1. A Special Meeting of Shareholders of Federated Utility Fund, Inc. was held on December 19, 2002. Shareholders approved the deletion of the Fund's investment policy regarding investing in the utilities industry and investment grade fixed income securities. The Fund's name has changed to Federated Capital Income Fund, Inc. To reflect this change, please replace all references to Federated Utility Fund, Inc. with Federated Capital Income Fund, Inc.

2. In the section entitled, "Securities in Which the Fund Invests," please delete the last sentence under the sub-section entitled "Futures
     Contracts." Additionally, please delete the first bullet point under the sub-section entitled "Options" and replace with the following:

|X|  buy  put  options  on  futures  contracts,   including  index  futures,  in
     anticipation of a decrease in the value of the underlying asset;

3.   Under  the  section  entitled,   "Fundamental   Investment  Objectives  and
     Investment Policies," please delete the third and fourth paragraphs.









                                                               December 20, 2002

Federated Securities Corp., Distributor
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3379


28276 (3/03)

Cusip G01154-02